Fees Summary	May 15, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 8,730,003.00
Previously Paid Amount	0.00
Total Fee Amount	1,205.62
Total Offset Amount	0.00
Net Fee	$ 1,205.62